UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 30, 2007

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Utah	000-32427	87-0386790
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

612 Santa Monica Boulevard, Santa Monica, CA 90401
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 260-6150

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On March 30, 2007, to obtain funding for working capital, Conspiracy Entertainment Holdings, Inc. (the “Company”) entered into a subscription agreement (the “Agreement”) with accredited investors (the “Investors”) for the sale of $80,000 15% Secured Convertible Notes (the “Notes”), less expenses of $12,500.

The Notes bear interest at 15% and mature on August 1, 2007. The Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to the lesser of $0.02 per share or seventy percent (70%) of the average of the three lowest closing bid prices for the Company's common stock as reported by Bloomberg L.P. for the thirty trading days preceding the date the Note holders gives the Company notice of its conversion. The conversion price is subject to adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, combinations, dividends and the like.

The full principal amount of the Notes is due upon default under the terms of Notes. The Notes are secured by all of the assets of the Company.

If the Company at any time proposes to file a registration statement to register any of its securities under the Securities Act of 1933, as amended, for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering other shares of Common Stock held by or purchasable by the Investors, each such time it will give the Investors at least fifteen (15) days' prior written notice of its intention to do so.

As of the date hereof, the Company is obligated on $80,000 face amount of Notes issued to the Investor.  The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.   The Investors are an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of 15% Secured Convertible Note

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

Date: April 4, 2007	By:	/s/ Keith Tanaka
	Name: Title:	Keith Tanaka Chief Financial Officer